UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2015

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-36887	98-0496358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Cannon’s Court 22 Victoria Street Hamilton HM 12 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 295-2244

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On October 1, 2015, Allergan plc (“Allergan”), of which Warner Chilcott Limited is a consolidated subsidiary, completed its acquisition of KYTHERA Biopharmaceuticals, Inc. (“KYTHERA”) pursuant to the terms of the previously announced Amended and Restated Agreement and Plan of Merger, dated as of August 4, 2015, by and among Allergan, Keto Merger Sub, Inc. and KYTHERA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015	WARNER CHILCOTT LIMITED

	By:	/s/ A. Robert D. Bailey
Name: A. Robert D. Bailey
Title: Secretary